Pruco Life Insurance Company of New Jersey

Supplement dated June 11, 2014
to Prospectuses dated May 1, 2014 for

PruLife® Custom Premier II Contracts

The third paragraph under Distribution and Compensation is hereby deleted and replaced with the following:

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, up to 22% of Commissionable Target Premium received in year two, up to 10% in years three and four, and up to 8.5% of the Commissionable Target Premium received in years five through 10.  Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, up to 3% on premiums received in years two through four, and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium. Please see Appendix A: Contract Variations for information on other Contract Forms.

PCP2NJSUP101